THIS IS FILED UNDER EDGAR CODE DEF-14A


                         NOTICE OF ANNUAL MEETING
                        TO BE HELD AUGUST 21, 2005

                To the Shareholders of the Valley Forge Fund

NOTICE IS HEREBY GIVEN that the Annual Meeting of The Valley Forge Fund will be held at 1375 Anthony Wayne Drive, Wayne PA. 19087 on August 21, 2005 at 7:30PM for the following purposes.

1) To elect or reject five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2005.

3) To transact such other business as may properly come before the meeting or any general adjournments thereof.


The Board of Directors has fixed the close of business on June 17, 2005 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.


  PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON. PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

































                                PRIVACY POLICY
                           THE VALLEY FORGE FUND


The Federal Securities and Exchange Commision has adopted a rulling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as the Valley Forge Fund must provide you with this notice of our privacy policies and practices on an annual basis. The Fund is pleased to report that:

A. Information We Collect - The Fund's application forms contain names, addresses, phone numbers, W9 status, birth dates and social security or tax ID numbers for regular accounts. IRA application forms also contain beneficiary information. In addition, the Fund retains records of all of your security transactions such as your account balances and transaction histories.

B. Our Disclosure Statement - The Fund only discloses personal information about you while you are a shareholder or if you have left the Fund as required by law. And, since all transactions are handled internally, the number of employees that even see your information is limited. However, funds cannot be IRA trustees. Your Fund now uses Delaware Charter Guarantee & Trust Co. to provide this service which requires disclosure of your IRA shareholder name and address to it on an annual basis. In this regard, the Fund has forwarded a letter requiring Delaware Charter to get permission from you if they wish to use such information other than that required by law.



You should call 1-800-548-1942 if there are any questions about the Fund's Regulation S-P status.


































                              PROXY STATEMENT
                            THE VALLEY FORGE FUND
         1375 Anthony Wayne Dr.  Wayne, PA. 19087   Tel. 1-800-548-1942


Enclosed herewith is notice of an Annual Meeting of Shareholders of The Valley Forge Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This material was first mailed to shareholders on June 18, 2005. Exercised proxies may be revoked by you at any time either by mail notice to the Fund, resubmittal at a later date or voting at the meeting. Please place your instructions on the enclosed one, then sign, date and return.

The Fund has one class of capital stock of the Fund, all having equal voting rights. On June 17, 2005, the date of record, there were 1,,073,134 shares outstanding, held by shareholders entitled to notice of and to vote at the meeting. In all matters, each share has one vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy. Abstentions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.


                       PROPOSAL #1: ELECTION OF DIRECTORS

All directors listed below willserve if elected until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table. None of these directors or current officers hold directorships in other mutual funds.

                          Interested Director & Officers

     Name, Address     Position  in    Term  of Office     Principal     #  of
        and Age          the Fund       and Length of      Occupation    Funds
                                         Time Served       Past  Five  overseen
                                                              Years  by Director

* Bernard B Klawans     President      Elected for One      President      One
 1375 Anthony Wayne     Director        Year.  Served     Valley  Forge
      Wayne PA                         Since Inception         Fund
        84                              May 15,  1973

* Sandra K. Texter      Treasurer      Elected for One    System Analyst   None
 551 Red Coat Lane                      Year.  Served     Lockeed Martin
  Phoenixville PA                           Since         King of Prussia
        55                              Jan. 30,  2003           PA

                              Independent Directors

 Victor J. Belanger     Director       Elected for One    Retired Chief    One
    PO Box 96                           Year.  Serve     Finance Officer
Princeton Junction NJ                       Since           Linearizer
        63                              Aug. 18, 19         Tech. Inc.
                                                         Robinsville  NJ


* "Interested persons" as defined in the Investment Company Act of 1940. Mr. Klawans is an "interested person" because of his ownership of the Fund's Investment Adviser. Mrs. Texter is an interested person because all officers of the Fund are considered to be so.

                                     = 1 -



Continued Table
                               Independent Directors

     Name, Address     Position  in    Term  of Office     Principal     #  of
        and Age          the Fund       and Length of      Occupation    Funds
                                         Time Served       Past  Five  Overseen
                                                              Years  by Director

  Dr. James P. King     Director       Elected for One      President      One
 904 Breezewood Lane                    Year.  Served     Desilube Tech
     Lansdale PA                       Since Inception         Inc.
        73                              May 15,  1973

   C. William Majer     Director       Elected for One      President      One
    732 Summit Ave                      Year.  Served
   Philadelphia  PA                         Since
        69                              June 21, 2005

 Donald A. Peterson      C.O.B         Elected for One     Program Mgr     One
3741  Worthington Rd    Director        Year.  Served    DRS Technologies
   Collegeville PA                          Since       King of Prussia PA
        65                              Aug. 15, 1974

Shareholders have one vote for each share they own for each of the Directors of their choice. All proxies returned to the Fund, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast when a quorum is present will elect each director. All nominees except Mr. Majer stood for election last year and were overwhelm-ingly reelected


                    BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: There were six board meetings in 2004. All directors attended all meetings.

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Independent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that the Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.


                   FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

       Name           $ Range of Equity   Aggregate $ Range of Equity Securities
                          Securities      in All Registered Investment Companies
                         in the Fund        Overseen by Directors & Officers in
                                              Family of Investment Companies
Interested Director and Officers
Bernard B. Klawans     over $100,000                  over $100,000
Sandra K. Texter       over $100,000                  over $100,000

Independent Directors
Victor J. Belanger     over $100,000                  over $100,000
Dr. James P. King   $10,001 to $50,000             $10,001 to $50,000
C. Willian Majer    $10,001 to $50,000             $10,001 to $50,000
Donald A. Peterson     over $100,000                  over $100,000

There has been no change in the $ range of equity security holdings in the Fund by those Directors and Officers serving since the last annual meeting. Mr. Majer joined the Board in 2005. None serve as directors in other registered investment companies


                      REMUNERATION OF DIRECTORS AND OFFICERS

The Fund does not pay salaries to their Officers or Directors. Compensations listed below are all travel and other expenses associated with attending meetings.

                           Valley Forge Fund                Family of Funds
        Name                  Compensation                   Valley  Forge
                               in  2004                  Compensation in  2004

                     Interested Director and Officers
*Bernard B. Klawans              none                             none
*Sandra K. Texter                none                             none

                           Independent Directors
Victor J. Belanger              $  396                           $  396
Dr. James P. King               $  396                           $  396
** C. William Majer              none                             none
Donald A. Peterson              $  396                           $  396

* Mr. Klawans along with Mrs. Texter serve the Fund in many capacities but only receive compensation from the Management Company that Mr. Klawans owns.
** Mr. Majer was not a director in 2004.


                                 BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution and, in light of its limited resources, the Fund will deal with primary markets in placing over-the-counter portfolio orders. The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation. Services may include economic or industry studies, security analysis and report and sales literature. No effort is made to determine the value of these services or the amount they may have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these materials and services. In its most recently completed year, 2004, the Fund paid $11,696 in brokerage commissions. Commissions were $6,401 in 2003 and $10,910 in 2002. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.


         PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR

Your Board of Directors recommend, subject to shareholder approval, Sanville & Company ("S&C") Certified Public Accountants to audit and certify financial statements of the Fund for the year 2005 since they performed the 2004 audit in an exemplary fashion at a competitive price. The Board has adopted procedures to pre-approve the types of professional services required of their auditors.

Neither S&C nor any of its partners may have any direct or material indirect interest in the Fund and will provide no non-auditing services. No representa-tive of S&C will be present at the meeting unless requested by a shareholder in advance. Requests, if desired, should be directed to the Secretary of the Fund.

Audit Fees: Sanville & Company charged $8.000 for the 2004 audit. The fee for the year 2005 is expected to be the same. This charge will include reporting its findings to the Securities and Exchange Commission along with the Fund's Board of Directors concerning the certified audit. The status of the Fund's securities held in corporate name is also reported three times a year as required since the Fund acts as self-custodian.

All Other Fees: There are no other Audit Fees what so ever.


                           SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in August 2006. Shareholder proposals may be presented at that meeting provided they are received by the Fund no later than Jnuary 4, 2006 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.


                             OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                 PROXY - SOLICITED BY THE BOARD OF DIRECTORS
      VALLEY FORGE FUND ANNUAL MEETING OF SHAREHOLDERS AUGUST 21 2005

The annual meeting of the VALLEY FORGE FUND will be held at 1375 Anthony Wayne Dr., Wayne PA at 7:30 P.M. The undersigned hereby appoints Bernard B. Klawans or Sandra K. Texter as proxy to represent and to vote all shares of the undersigned at the annual shareholder meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: PROXIES WILL BE VOTED POSITIVELY IF NO DIRECTION IS GIVEN. PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all Proposals.

1. Election of Directors.
          ___
         l___l  FOR all nominees except as marked to the contrary below.

          ___
         l___l  WITHHOLD AUTHORITY to vote for all nominees.

 Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

       Donald A. Peterson         Victor J. Belanger       Bernard B. Klawans

             Dr. James P. King                 C. William Majer

2. Ratification or rejection of selection of Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31 2005.

         ___                   ___                         ___
        l___l   FOR           l___l   AGAINST             l___l   ABSTAIN

3. To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.


Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations both parties should sign.


Dated ___________________, 2005                      _______________________
                                                     Shareholder's Signature



                                                     _______________________
                                                     Shareholder's Signature


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